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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

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                 Current Report Pursuant to Section 13 or 15(d)
                                       of
                       The Securities Exchange Act of 1934



                                 Date of Report
               (Date of earliest event reported): August 18, 2000


                          TURBODYNE TECHNOLOGIES, INC.
               (Exact name of registrant as specified in charter)

    Delaware
    (State or other              0-21391                95-4699061
    jurisdiction of              (Commission            (I.R.S. Employer
    incorporation)               File Number)           Identification No.)


                             6155 Carpinteria Avenue
                         Carpinteria, California 93013
                    (Address of principal executive offices)

                         Registrant's Telephone Number,
                       Including Area Code: (805) 684-4551


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Item 5. OTHER EVENTS

        See Registrant's press release dated August 18, 2000, attached hereto as
Exhibit 99.1

Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

        (a) Not applicable.

        (b) Not applicable.

        (c) Exhibits.


Exhibit No.       Description of Exhibit
-----------       ----------------------
 99.1             Press Release dated August 18, 2000.


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            TURBODYNE TECHNOLOGIES, INC.


                                            By:  /s/ JOSEPH D. CASTANO
                                               ---------------------------------
                                                Joseph D. Castano
                                                Chief Financial Officer
                                                (Principal Financial and
                                                Accounting Officer)

Dated: August 18, 2000


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
                                                                 Sequentially
                                                                    Numbered
Exhibit Number       Description of Exhibit                           Page
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
 99.1                Press Release dated August 18, 2000               4